                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
                   NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
               NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
               NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND, INC.
                 NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700
                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                                 JULY 26, 1995

                                                                   June 16, 1995

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

  Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Premium Income Municipal Fund 4, Inc. and Nuveen Insured Premium Income Municipal Fund, Inc., each a Minnesota corporation, and Nuveen Insured Premium Income Municipal Fund 2, a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 26, 1995, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect four (4) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1995.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF SHARES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ONLY:

    To elect two (2) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

  Shareholders of record of each Fund at the close of business on May 31, 1995 are entitled to notice of and to vote at that Fund's Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

                NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
                   NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
               NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
               NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND, INC.
                 NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700

                             JOINT PROXY STATEMENT

                                                                   June 16, 1995

                              GENERAL INFORMATION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2"), Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), Nuveen Insured Premium Income Municipal Fund, Inc. ("Insured Premium") and Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium 2") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 26, 1995 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $17,500. Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

  On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of shares of Municipal Auction Rate Cumulative Preferred ("MuniPreferred(R)"), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

  The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

  The following table indicates which shareholders are solicited with respect to each matter:

                                                    COMMON
                    MATTER                          SHARES             MUNIPREFERRED
- ------------------------------------------------------------------------------------
  Election of Board Members by all Share-
    holders
  (Ms. Impellizzeri and Messrs. Franke,
    Brown and Sawers nominated)                      X                       X
- ------------------------------------------------------------------------------------
  Election of Board Members by MuniPreferred
    only (Mrs. Rosenheim and Mr.
    Schwertfeger nominated)                                                  X
- ------------------------------------------------------------------------------------
  Ratify Selection of Auditors                       X                       X


  A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than Insured Premium 2, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of Insured Premium 2, abstentions and broker non-votes will have no effect on the election of Board Members (the six nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

  As of May 31, 1995, there were issued and outstanding: 79,585,806 common shares and 4,000 shares of each series of MuniPreferred, Series M, T, W, TH1, TH2 and F of Insured Municipal Opportunity; 19,647,018 common shares and 2,800 shares of each series of MuniPreferred, Series T and TH of Premier Municipal; 19,123,476 common shares and 2,800 shares of each series of MuniPreferred, Series TH and F of Premier Insured; 40,731,119 common shares and 2,000 shares of each series of MuniPreferred, Series M, W, and F and 3,000 shares of each series of MuniPreferred, Series T and TH of Premium Income 2; 40,808,465 common shares and 1,328 shares of each series of MuniPreferred, Series T2 and F2, 1,680 shares of MuniPreferred, Series W, 1,800 shares of MuniPreferred, Series F, 2,000 shares of each series of MuniPreferred, Series T and TH, and 2,200 shares of MuniPreferred, Series M of Premium Income 4; 15,128,458 common shares and 2,200 shares of each series of MuniPreferred, Series T and TH of Insured Premium; and 20,642,068 common shares and 2,080 shares of each series of MuniPreferred, Series M and W, and 2,196 shares of MuniPreferred, Series F of Insured Premium 2. Those persons who were shareholders of record at the close of business on May 31, 1995 will be entitled to one vote for each share held.

  This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 16, 1995.

                   1. ELECTION OF BOARD MEMBERS OF EACH FUND

  At each Fund's Annual Meeting, six (6) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. The members of the Board and the nominees for election to the Board are the same for each Fund. Table I below shows the nominated Board Members of each

Fund to be elected by holders of common shares and MuniPreferred, voting together as a single class. Table II below shows the nominated Board Members of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of each Fund (except Insured Premium 2) will be required to elect the Board Members of that Fund. For Insured Premium 2, the affirmative vote of a plurality of the shares present and entitled to vote at that Fund's Annual Meeting will be required to elect the Board Members of that Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

  Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen funds (excluding money market funds) which each nominee beneficially owned as of May 15, 1995. All of the nominees were last elected to each Board at the 1994 annual meeting of shareholders.

  The Board Members mourn the recent passing of John E. O'Toole, a Board Member since each Fund's organization. There is currently a vacancy on the Board of each Fund. The Funds' nominating committees are considering candidates for the vacancy, and will report to the full Board later this summer.

                                    TABLE I
                      NOMINEES FOR EACH FUND TO BE ELECTED
                              BY ALL SHAREHOLDERS

                                                        FULL COMMON SHARES
                                                        BENEFICIALLY OWNED
                                                           MAY 15, 1995
                                                        ------------------
    NAME, AGE AND PRINCIPAL       YEAR FIRST ELECTED                ALL
 OCCUPATIONS OF NOMINEES AS OF   OR APPOINTED A BOARD     THE     NUVEEN
        MAY 15, 1995(1)                 MEMBER          FUNDS(2) FUNDS(3)
 -----------------------------   --------------------   -------- --------
 *Richard J. Franke(63)         1991--Insured Municipal  5,031    20,625
   Chairman of the Board and    Opportunity,
   Board Member of the Funds,   Premier Municipal,
   The John Nuveen Company      Premier Insured
   (since March 1992), John     1992--Premium Income 2
   Nuveen & Co. In-             Insured Premium
   corporated, Nuveen Advisory  1993--Premium Income 4
   Corp. and Nuveen             Insured Premium 2
   Institutional Advisory
   Corp.; formerly Chairman of
   the Board and Board Member
   of The Nuveen Funds advised
   by Nuveen Institutional
   Advisory Corp., (from
   inception to August 1994);
   Certified Financial
   Planner.

                      NOMINEES FOR EACH FUND TO BE ELECTED
                              BY ALL SHAREHOLDERS

                                                        FULL COMMON SHARES
                                                        BENEFICIALLY OWNED
                                                           MAY 15, 1995
                                                        ------------------
    NAME, AGE AND PRINCIPAL       YEAR FIRST ELECTED                ALL
 OCCUPATIONS OF NOMINEES AS OF   OR APPOINTED A BOARD     THE     NUVEEN
        MAY 15, 1995(1)                 MEMBER          FUNDS(2) FUNDS(3)
 -----------------------------   --------------------   -------- --------
 Lawrence H. Brown(60)          1993--All Funds            670     3,445
   Board Member of the Funds;
   retired in August 1989 as
   Senior Vice President of
   The Northern Trust Company.
 Anne E. Impellizzeri(62)       1994--All Funds          1,000     2,000
   Board Member of the Funds;
   President and Chief
   Executive Officer of
   Blanton-Peale, Institutes
   of Religion and Health
   (since December 1990);
   prior thereto, Vice
   President of New York City
   Partnership (from 1987 to
   1990) and Vice President of
   Metropolitan Life Insurance
   Company (from 1980 to
   1987).
 Peter R. Sawers(62)            1991--Insured Municipal      0     7,825
   Board Member of the Funds;   Opportunity,
   Adjunct Professor of         Premier Municipal,
   Business and Economics,      Premier Insured
   University of Dubuque, Iowa  1992--Premium Income 2
   (since January 1991);        Insured Premium
   Adjunct Professor, Lake      1993--Premium Income 4
   Forest Graduate School of    Insured Premium 2
   Management, Lake Forest,
   Illinois (since January
   1992); prior thereto,
   Executive Director, Towers
   Perrin Australia
   (management consultant);
   Chartered Financial
   Analyst; Certified
   Management Consultant.

                                   TABLE II
                     NOMINEES FOR EACH FUND TO BE ELECTED
                          BY HOLDERS OF MUNIPREFERRED

                                                         FULL COMMON SHARES
                                                         BENEFICIALLY OWNED
                                                            MAY 15, 1995
    NAME, AGE AND PRINCIPAL        YEAR FIRST ELECTED    -------------------
 OCCUPATIONS OF NOMINEES AS OF    OR APPOINTED A BOARD     THE    ALL NUVEEN
        MAY 15, 1995(1)                  MEMBER          FUNDS(2)  FUNDS(3)
 -----------------------------    --------------------   -------- ----------
 Margaret K. Rosenheim(68)       1991--Insured Municipal      0      5,015
   Board Member of the Funds;    Opportunity,
   Helen Ross Professor of       Premier Municipal,
   Social Welfare Policy,        Premier Insured
   School of Social Service      1992--Premium Income 2
   Administration, University    Insured Premium
   of Chicago.                   1993--Premium Income 4
                                 Insured Premium 2
 *Timothy R. Schwertfeger(46)    1994--All Funds          5,000     88,620
   President and Board Member
   of the Funds (since July
   1994); Executive Vice
   President and Director of
   The John Nuveen Company
   (since March 1992) and John
   Nuveen & Co. Incorporated;
   Director of Nuveen Advisory
   Corp. (since October 1992)
   and Nuveen Institutional
   Advisory Corp. (since
   October 1992).

- -----------
  (*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

  (1) The Board Members are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds.

  (2) In addition to the shares shown in this column, Nuveen Advisory Corp., of which Messrs. Franke and Schwertfeger are directors, beneficially owned 7,118 full common shares of each of Insured Premium and Insured Premium 2 and 28,472 full common shares of Premium Income 4. No nominee beneficially owned as much as 1% of any Fund's outstanding common shares. The shares shown in this column include the following:

                           INSURED
                          MUNICIPAL   PREMIER  PREMIER PREMIUM  PREMIUM  INSURED  INSURED
                         OPPORTUNITY MUNICIPAL INSURED INCOME 2 INCOME 4 PREMIUM PREMIUM 2
                         ----------- --------- ------- -------- -------- ------- ---------
Richard J. Franke           1,000       500      500     500     1,531     500      500
Lawrence H. Brown             670        --       --      --        --      --       --
Anne E. Impellizzeri        1,000        --       --      --        --      --       --
Peter R. Sawers                --        --       --      --        --      --       --
Margaret K. Rosenheim          --        --       --      --        --      --       --
Timothy R. Schwertfeger     5,000        --       --      --        --      --       --

  The above persons have sole voting power and sole investment power as to the common shares listed.

  No nominee beneficially owned any shares of MuniPreferred of any of the Funds, except that Timothy R. Schwertfeger is deemed to beneficially own five shares of Premier Municipal's MuniPreferred, which are owned by his wife.

  (3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

  The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral.

  The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended October 31, 1994 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1994, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

NAME OF BOARD MEMBER     AGGREGATE COMPENSATION FROM THE FUNDS
- --------------------     --------------------------------------
                           INSURED
                          MUNICIPAL   PREMIER  PREMIER PREMIUM
                         OPPORTUNITY MUNICIPAL INSURED INCOME 2
                         ----------- --------- ------- --------
Lawrence H. Brown          $2,317       677      673    1,219
Anne E. Impellizzeri(1)    $1,209       351      348      633
Margaret K. Rosenheim      $2,603       746      741    1,360
Peter R. Sawers            $2,376       692      687    1,249

                                                       TOTAL
                                                    COMPENSATION
                                                    NUVEEN FUNDS
                                                    ACCRUED FOR
                           AGGREGATE COMPENSATION      BOARD
NAME OF BOARD MEMBER           FROM THE FUNDS        MEMBERS(2)
- --------------------     -------------------------- ------------
                         PREMIUM  INSURED  INSURED
                         INCOME 4 PREMIUM PREMIUM 2
                         -------- ------- ---------
Lawrence H. Brown           806     547      600       56,500
Anne E. Impellizzeri(1)     493     282      343       48,750
Margaret K. Rosenheim     2,134     599      651       64,404(3)
Peter R. Sawers             820     558      606       56,000

- -----------

  (1) Anne E. Impellizzeri was appointed a Board Member in April 1994.
  (2) Includes compensation for service on the boards of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Also includes amounts for Nuveen funds that existed for part of the year, estimated as if the funds had existed for the entire year.
  (3) Includes $1,404 in interest accrued on deferred compensation from prior years.

  Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The respective executive committees of Premier Municipal, Premier Insured, Premium Income 2 and Insured Premium held thirteen meetings during the fiscal year ended October 31, 1994. The respective executive committees of Insured Municipal Opportunity and Insured Premium 2 held fourteen meetings during the fiscal year ended October 31, 1994. The executive committee of Premium Income 4 held eighteen meetings during the fiscal year ended October 31, 1994.

  Each Fund's Board has an audit committee composed of Lawrence H. Brown, Anne
E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The respective audit committees of the Funds held two meetings during the fiscal year ended October 31, 1994.

  Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The respective nominating committees of the Funds held two meetings during the fiscal year ended October 31, 1994. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

  Each Fund's Board held six meetings during the fiscal year ended October 31, 1994. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at all executive committee meetings only which he was scheduled to attend was less than 75%.

  Each Fund has the same executive officers. The following table sets forth information as of May 15, 1995 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund after the Annual Meeting, which Board meeting is presently scheduled to be held on July 26, 1995 for each Fund.

                               POSITIONS AND
          NAME           AGE OFFICES WITH FUNDS      PRINCIPAL OCCUPATIONS
          ----           --- ------------------      ---------------------
 Kathleen M. Flanagan     48 Vice President     Vice President of John Nuveen &
                             (since 1994)         Co. Incorporated
 J. Thomas Futrell        39 Vice President     Vice President of Nuveen
                             (since 1991)         Advisory Corp. (since
                                                  February 1991); prior
                                                  thereto, Assistant Vice
                                                  President of Nuveen Advisory
                                                  Corp. (from August 1988 to
                                                  February 1991); Chartered
                                                  Financial Analyst.
 Steven J. Krupa          37 Vice President     Vice President of Nuveen
                             (since 1991)         Advisory Corp. (since October
                                                  1990); prior thereto, Vice
                                                  President of John Nuveen &
                                                  Co. Incorporated (from
                                                  January 1989 to October
                                                  1990).
 Anna R. Kucinskis        49 Vice President     Vice President of John Nuveen &
                             (since 1991)         Co. Incorporated.
 Larry W. Martin          43 Vice President     Vice President (since September
                             (since 1993) &       1992), Assistant Secretary
                             Assistant Secre-     and Assistant General Counsel
                             tary (since each     of John Nuveen & Co.
                             Fund's organiza-     Incorporated; Vice President
                             tion)                (since May 1993) and
                                                  Assistant Secretary of Nuveen
                                                  Advisory Corp.; Vice
                                                  President (since May 1993)
                                                  and Assistant Secretary
                                                  (since January 1992) of
                                                  Nuveen Institutional Advisory
                                                  Corp.; Assistant Secretary
                                                  (since February 1993) of The
                                                  John Nuveen Company; Director
                                                  of Nuveen, Duff & Phelps
                                                  Investment Advisors (since
                                                  January 1995).
 O. Walter Renfftlen      55 Vice President     Vice President and Controller
                             & Controller         of The John Nuveen Company
                             (since each Fund's   (since March 1992), John
                             organization)        Nuveen & Co. Incorporated,
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory
                                                  Corp.
 Thomas C. Spalding, Jr.  43 Vice President     Vice President of Nuveen
                             (since each Fund's   Advisory Corp. and Nuveen
                             organization)        Institutional Advisory Corp.;
                                                  Chartered Financial Analyst.
 H. William Stabenow      60 Vice President     Vice President and Treasurer of
                             & Treasurer          The John Nuveen Company
                             (since each Fund's   (since March 1992), John
                             organization)        Nuveen & Co. Incorporated,
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory
                                                  Corp. (since January 1992).

                            POSITIONS AND
         NAME         AGE OFFICES WITH FUNDS        PRINCIPAL OCCUPATIONS
         ----         --- ------------------        ---------------------
 George P. Thermos     63 Vice President     Vice President of John Nuveen &
                          (since each Fund's   Co. Incorporated.
                          organization)
 James J. Wesolowski   44 Vice President     Vice President, General Counsel
                          & Secretary          and Secretary of The John Nuveen
                          (since each Fund's   Company (since March 1992), John
                          organization)        Nuveen & Co. Incorporated,
                                               Nuveen Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.
 Gifford R. Zimmerman  38 Vice President     Vice President (since September
                          (since 1993) &       1992), Assistant Secretary and
                          Assistant Secre-     Assistant General Counsel of
                          tary (since each     John Nuveen & Co. Incorporated;
                          Fund's organiza-     Vice President (since May 1993)
                          tion)                and Assistant Secretary of
                                               Nuveen Advisory Corp.; Vice
                                               President (since May 1993) and
                                               Assistant Secretary (since
                                               January 1992) of Nuveen
                                               Institutional Advisory Corp.

  On May 15, 1995, Board Members and executive officers of the Funds as a group beneficially owned the following Fund shares: Insured Municipal Opportunity, 11,670 common shares (less than 1%) and two shares of MuniPreferred; Premier Municipal, 500 common shares (less than 1%) and five shares of MuniPreferred; Premier Insured, 500 common shares (less than 1%) and no shares of MuniPreferred; Premium Income 2, 500 common shares (less than 1%) and no shares of MuniPreferred; Premium Income 4, 1,531 common shares (less than 1%) and no shares of MuniPreferred; Insured Premium, 500 common shares (less than 1%) and no shares of MuniPreferred; and Insured Premium 2, 500 common shares (less than 1%) and no shares of MuniPreferred. On May 15, 1995, Board Members and executive officers of the Funds as a group beneficially owned 204,005 common shares of all funds managed by the Adviser (excluding money market funds). As of May 15, 1995, no person is known to the Funds to have owned beneficially more than five percent of the common shares or MuniPreferred of any Fund.

  Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended October 31, 1994, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with, except that one report on Form 4 was filed after the applicable deadline for each of Mr. Franke and Mr. Donald E. Sveen, an affiliated person of the investment adviser and a Board Member of the Funds until July 1994, in connection with their receipt of shares pursuant to the Plan of Reorganization and Liquidation by and among Nuveen Premium Income Municipal Fund 3, Inc. ("Premium Income 3"), Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Premium Income Municipal Fund 5 ("Premium Income 5") and Nuveen Premium Income Municipal Fund 6 ("Premium Income 6") whereby shareholders of Premium Income 3, Premium Income 5 and Premium Income 6 exchanged their shares for shares of Premium Income 4.

                      2. SELECTION OF INDEPENDENT AUDITORS

  The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending October 31, 1995. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes. EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for Insured Municipal Opportunity, in its initial public offering of common shares in September 1991 and its public offering of MuniPreferred in December 1991 and February 1992; for Premier Municipal, in its initial public offering of common shares in December 1991 and its public offering of MuniPreferred in May 1992; for Premier Insured, in its initial public offering of common shares in December 1991 and its public offering of MuniPreferred in May 1992; for Premium Income 2, in its initial public offering of common shares in July 1992 and its public offering of MuniPreferred in October 1992; for Premium Income 4, in its initial public offering of common shares in February 1993 and its public offering of MuniPreferred in June 1993; for Insured Premium, in its initial public offering of common shares in December 1992 and its public offering of MuniPreferred in April 1993; and for Insured Premium 2, in its initial public offering of common shares in July 1993 and its public offering of MuniPreferred in November 1993.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1996, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 16, 1996.

                                    GENERAL

  Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

  Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

                                                                          NIO795

                                                                   PROXY BALLOT

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured Municipal Opportunity Fund, Inc. to be held on July 26, 1995, or any adjournment or adjournments thereof:

1. Election of Directors:
 NOMINEES: Lawrence H. Brown, Richard J. Franke, Anne E. Impellizzeri,
 Peter R. Sawers.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1995.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                          NIO795

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]
- -------------------------------------------------------------------------------

 1. ELECTION OF DIRECTORS:
    (SEE REVERSE FOR NOMINEES)

    [_] FOR             [_] WITHHOLD authority         [_] WITHHOLD authority to
        all nominees        to vote for all nominees       vote for nominees
                                                           indicated below:


                                                      -------------------------
 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
 ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1995.

                          FOR    AGAINST    ABSTAIN
                          [_]      [_]        [_]

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
- -------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

       Please be sure to sign and date this Proxy.
- ---------------------------------------------------------

 Shareholder sign here ____________________ Date ________


 Co-owner sign here _______________________ Date ________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NIO795                                      NIO795

                                                                   PROXY BALLOT

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.

MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES M, T, W, TH1, TH2
AND F
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series M, T, W, TH1, TH2 and F, of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured Municipal Opportunity Fund, Inc. to be held on July 26, 1995, or any adjournment or adjournments thereof:

1. Election of Directors:
 NOMINEES--BY ALL SHAREHOLDERS: Lawrence H. Brown, Richard J. Franke, Anne E.
        Impellizzeri, Peter R. Sawers.
 NOMINEES--BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
        ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1995.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                         NIO795P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]
- -------------------------------------------------------------------------------

 1. ELECTION OF DIRECTORS:
    (SEE REVERSE FOR NOMINEES)

    [_] FOR             [_] WITHHOLD authority         [_] WITHHOLD authority to
        all nominees        to vote for all nominees       vote for nominees
                                                           indicated below:


                                                      -------------------------
 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
 ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1995.

                          FOR    AGAINST    ABSTAIN
                          [_]      [_]        [_]

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
- -------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

       Please be sure to sign and date this Proxy.
- ---------------------------------------------------------

 Shareholder sign here ____________________ Date ________


 Co-owner sign here _______________________ Date ________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NIO795                                     NIO795P